                                    COLONIAL
                         MASSACHUSETTS TAX-EXEMPT FUND

                                  ANNUAL REPORT
                                JANUARY 31, 1997




                          NOT FDIC- | MAY LOSE VALUE
                          INSURED   | NO BANK GUARANTEE

                COLONIAL MASSACHUSETTS TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1996 - JANUARY 31, 1997

INVESTMENT OBJECTIVE: Colonial Massachusetts Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Massachusetts state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:

  /X/ High monthly double tax-free income
  /X/ Long-term appreciation
  /X/ Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "Expectations regarding the strength of the economy shifted throughout the course of the year, resulting in high levels of volatility for fixed-income investments. However, Massachusetts strong and well managed economy combined with the portfolios' focus on high quality bonds should position the Fund to enjoy good performance in the months ahead."

                                                                - Maureen Newman

               COLONIAL MASSACHUSETTS TAX-EXEMPT FUND PERFORMANCE



                                                         CLASS A        CLASS B
Inception dates                                          4/10/87         6/8/92
Distributions declared per share*                         $0.411         $0.353
SEC yields on 1/31/97**                                     4.54%          4.00%
Taxable-equivalent SEC yields***                            8.54%          7.53%
12-month total returns, assuming reinvestment               2.43%          1.66%
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)
Net asset value per share on 1/31/97                      $ 7.81         $ 7.81


*A portion of the Fund's income may be subject to the alternative minimum tax.

**The 30-day SEC yields on January 31, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.

***Taxable-equivalent SEC yields are based on the maximum effective 46.8% federal and Massachusetts income tax rates.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

QUALITY BREAKDOWN (as of 1/31/97)         TOP FIVE SECTORS (as of 1/31/97)
AAA .......................... 43.4%      General Obligations ........... 17.1%
AA ...........................  9.2%      Water & Sewer ................. 14.9%
A ............................ 32.6%      Education ..................... 11.5%
BBB ..........................  4.4%      Transportation ................  9.4%
Non-rated ....................  8.8%      Refunded ......................  8.1%
Cash & Equivalents ...........  1.6%

Because the Fund is actively managed, quality and sector weightings will change. Quality breakdown and sector allocations are based on total net assets. Sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present your Fund's annual report for the fiscal year ended January 31, 1997. This report provides information on the investment environment of the past 12 months and on the performance of your Fund.

                                    [PHOTO]
                                Harold W. Cogger
                                   President

Long-term interest rates were volatile during the period. Signs that economic growth was easing during the third quarter of 1996 led to a bond market rally and declining interest rates. However, interest rates climbed once again during December and January 1997 in response to accelerating economic activity. Examples include a surge in construction and a sharp improvement in the trade balance. Despite continued low levels of inflation, the Federal Reserve Board characterized factors holding down prices as "temporary" and made clear its willingness to strike against future anticipated inflation. This stance suggests rising interest rates ahead.

Tax-exempt bonds outperformed the Treasurys during most of the period, as a result of low supply and narrowing yield spreads. Fundamentals remain positive and state credit quality has generally improved, reflecting in part increased tax revenue collections generated by a stronger economy.

In the domestic stock market a focus on large capitalization stocks carried market indexes to several record highs. European markets continued to experience declining interest rates and inflation levels, conditions that may prevail until economic activity in these nations increases.

Our economic expectations for 1997 are relatively bright and include growth at a moderate, more sustainable rate than we saw during 1996. However, we expect inflation adjusted interest rates to remain relatively high until questions regarding both the Federal Reserve's monetary policy and Federal budget negotiations are resolved.

The following report provides you with specific information on your Fund's performance and insights from your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,


/s/Harold W. Cogger
-------------------------

Harold W. Cogger
President
March 12, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

MAUREEN NEWMAN is portfolio manager of Colonial Massachusetts Tax-Exempt Fund. Ms. Newman is Vice President of Colonial Management Associates, Inc. and is the Manager of Tax-Exempt Credit Research.

Q. WHAT WAS THE FUND'S STRATEGY DURING THE PAST 12 MONTHS?

A. Our strategy was generally conservative over the period with two main objectives. First, we focused on shortening the maturity of the portfolio to reduce the Fund's sensitivity to interest rates. This approach was used because bonds with shorter maturities experience smaller price declines when interest rates rise, as they did during much of the period. We also increased our investments in higher coupon, premium bonds. These bonds are generally less interest rate sensitive than bonds that sell at or below face value. Second, we concentrated on increasing our holdings of bonds with higher ratings, particularly AAA-rated insured bonds. This strategy was used in response to a decline in the relative yield advantage of lower quality bonds compared to higher quality bonds. We believe that there is greater value in owning high quality bonds at this time.

Q. WHAT FACTORS CONTRIBUTED TO PERFORMANCE DURING THIS PERIOD?

A. The biggest factor was the volatile investment environment during the first half of the period. Stronger than expected economic reports sent long-term interest rates up between January and July. The increase in interest rates had a negative effect on performance. Since the supply of Massachusetts bonds was light during the first part of the period, it was difficult to fully implement the strategy of reducing interest rate volatility until later in the year. Some of the Fund's underperformance during the first six months was made up during the second half of the period, due to strong income levels and the implementation of the conservative strategy discussed previously.

Q. HOW IS THE STATE'S ECONOMY FARING?

A. The Massachusetts economy is doing extremely well. According to the Federal Reserve Board, the increase in existing home sales in the second and third quarters of 1996 was the highest rate of increase in the nation. Unemployment levels fell to around 4% by the end of 1996, well beneath the national average. The high technology and service sectors continued to grow strongly. The Fund's significant investments in both state and local general obligation issues benefited from these trends and their positive effect on Massachusetts' fiscal position. Another area that we targeted was transportation projects, and this should continue to be an important sector for new issuance as the Commonwealth funds its obligations for the Central Artery project. We are also closely monitoring developments in utility deregulation in Massachusetts. An increase in utility competition may result in lower electric bills for employers, helping to reduce the cost of doing business in the Commonwealth.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. We believe that inflation has remained in check in spite of the economy's strength, partially due to gains in productivity and a strong dollar. While we do not believe we will see significant price pressure in the months ahead, we are monitoring both the dollar and wage levels closely. A weakening dollar and/or rising wages could indicate a potential acceleration in the inflation rate -- a negative for bond prices. As a result, we continue to hold a cautious outlook on the economy and interest rates. We will maintain the portfolio's conservative structure until a clearer trend emerges.


          COLONIAL MASSACHUSETTS TAX-EXEMPT FUND INVESTMENT PERFORMANCE
               Change in Value of $10,000 from 4/30/87 to 1/31/97
                         NAV and MOP for Class A Shares


        Label           A              B               C
Label   CMATEF          NAV            MOP             Lehman
1       Apr 30, 87      10000           9525           10000
2       May 31, 87       9890.293       9420.504       9950
3       Jun 30, 87      10151.96        9669.742       10243
4       Jul 31, 87      10300.54        9811.267       10347
5       Aug 31, 87      10321.75        9831.468       10370
6       Sep 30, 87       9714.391       9252.957       9988
7       Oct 31, 87       9790.227       9325.19        10023
8       Nov 30, 87      10104.66        9624.689       10285
9       Dec 31, 87      10242.3         9755.793       10434
10      Jan 31, 88      10620.32       10115.86        10806
11      Feb 29, 88      10760.41       10249.29        10920
12      Mar 31, 88      10613.6        10109.46        10793
13      Apr 30, 88      10709.82       10201.1         10875
14      May 31, 88      10637.52       10132.24        10844
15      Jun 30, 88      10904.33       10386.37        11002
16      Jul 31, 88      10970.83       10449.72        11074
17      Aug 31, 88      11022.14       10498.59        11084
18      Sep 30, 88      11152.18       10622.45        11284
19      Oct 31, 88      11362.36       10822.85        11483
20      Nov 30, 88      11287.77       10751.6         11378
21      Dec 31, 88      11420.47       10878           11495
22      Jan 31, 89      11634.5        11081.86        11732
23      Feb 28, 89     111510          10963.28        11598
24      Mar 31, 89      11498.21       10952.04        11571
25      Apr 30, 89      11748.71       11190.65        11846
26      May 31, 89      11918.24       11352.12        12091
27      Jun 30, 89      12039.15       11467.29        12256
28      Jul 31, 89      12127.72       11551.65        12423
29      Aug 31, 89      12031.91       11460.39        12301
30      Sep 30, 89      12053.64       11481.09        12264
31      Oct 31, 89      12109.56       11534.36        12414
32      Nov 30, 89      12285.58       11702.02        12631
33      Dec 31, 89      12378.37       11790.4         12735
34      Jan 31, 90      12316.13       11731.12        12675
35      Feb 28, 90      12445.19       11854.04        12788
36      Mar 31, 90      12417.18       11827.36        12791
37      Apr 30, 90      12265.04       11682.45        12699
38      May 31, 90      12608.67       12009.76        12976
39      Jun 30, 90      12704.97       12101.49        13090
40      Jul 31, 90      12928.49       12314.39        13283
41      Aug 31, 90      12664.75       12063.18        13090
42      Sep 30, 90      12617.28       12017.96        13098
43      Oct 31, 90      12788.71       12181.24        13336
44      Nov 30, 90      13090.26       12468.47        13604
45      Dec 31, 90      13168.02       12542.54        13663
46      Jan 31, 91      13338.61       12705.03        13846
47      Feb 28, 91      13473.38       12833.4         13967
48      Mar 31, 91      13533.35       12890.52        13972
49      Apr 30, 91      13726.58       13074.56        14158
50      May 31, 91      13864.74       13206.16        14284
51      Jun 30, 91      13849.29       13191.44        14270
52      Jul 31, 91      14065.21       13397.11        14444
53      Aug 31, 91      14224.29       13548.64        14634
54      Sep 30, 91      14364.55       13682.24        14825
55      Oct 31, 91      14525.47       13835.51        14958
56      Nov 30, 91      14549.15       13858.07        15000
57      Dec 31, 91      14887.01       14179.88        15322
58      Jan 31, 92      14887.12       14179.98        15357
59      Feb 29, 92      14927.35       14218.3         15362
60      Mar 31, 92      14947.2        14237.2         15368
61      Apr 30, 92      15068.66       14352.9         15504
62      May 31, 92      15272.57       14547.12        15687
63      Jun 30, 92      15517.92       14780.82        15950
64      Jul 31, 92      16012.73       15252.13        16428
65      Aug 31, 92      15867.19       15113.5         16268
66      Sep 30, 92      15950.48       15192.83        16374
67      Oct 31, 92      15740.27       14992.61        16213
68      Nov 30, 92      16119.04       15353.39        16504
69      Dec 31, 92      16313.83       15538.92        16672
70      Jan 31, 93      16504.36       15720.41        16866
71      Feb 28, 93      17081.91       16270.41        17476
72      Mar 31, 93      16951.81       16146.6         17291
73      Apr 30, 93      17101.95       16289.6         17466
74      May 31, 93      17187.78       16371.36        17564
75      Jun 30, 93      17468.02       16638.29        17857
76      Jul 31, 93      17485.93       16655.35        17880
77      Aug 31, 93      17812.3        16966.21        18253
78      Sep 30, 93      18030.02       17173.6         18461
79      Oct 31, 93      18071.87       17213.45        18497
80      Nov 30, 93      17910.23       17059.49        18333
81      Dec 31, 93      18241.88       17375.39        18720
82      Jan 31, 94      18462.57       17585.6         18934
83      Feb 28, 94      18049.32       17191.98        18444
84      Mar 31, 94      17336.13       16512.67        17693
85      Apr 30, 94      17445.63       16616.96        17843
86      May 31, 94      17599.84       16763.85        17997
87      Jun 30, 94      17501.3        16669.99        17887
88      Jul 31, 94      17821.53       16975.01        18215
89      Aug 31, 94      17861.52       17013.1         18278
90      Sep 30, 94      17573.39       16738.65        18010
91      Oct 31, 94      17167.51       16352.05        17691
92      Nov 30, 94      16731.86       15937.1         17370
93      Dec 31, 94      17202.07       16384.97        17753
94      Jan 31, 95      17817.47       16971.14        18260
95      Feb 28, 95      18317.27       17447.2         18791
96      Mar 31, 95      18477.7        17600.01        19007
97      Apr 30, 95      18516.54       17637           19030
98      May 31, 95      19043.87       18139.29        19637
99      Jun 30, 95      18737.9        17847.85        19465
100     Jul 31, 95      18849.8        17954.44        19649
101     Aug 31, 95      19109.78       18202.06        19899
102     Sep 30, 95      19271.27       18355.89        20024
103     Oct 31, 95      19659.09       18725.28        20316
104     Nov 30, 95      20073.02       19119.55        20653
105     Dec 31, 95      20360.82       19393.68        20851
106     Jan 31, 96      20471.92       19499.5         21009
107     Feb 29, 96      20227.33       19266.53        20867
108     Mar 31, 96      19855.56       18912.42        20600
109     Apr 30, 96      19763.87       18825.08        20542
110     May 31, 96      19774.74       18835.44        20534
111     Jun 30, 96      19993.69       19043.99        20758
112     Jul 31, 96      20158.92       19201.37        20946
113     Aug 31, 96      20142.97       19186.18        20941
114     Sep 30, 96      20442.71       19471.68        21234
115     Oct 31, 96      20691.49       19708.64        21474
116     Nov 30, 96      21076.44       20075.31        21867
117     Dec 31, 96      20955.3        19960.88        21775
118     Jan 31, 97      20969.4        19973.35        21816


A hypothetical $10,000 investment in Class B shares made on June 8, 1992 (inception) at NAV would have been valued at $13,250 on January 31, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have grown to $13,050 on January 31, 1997.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.


                          AVERAGE ANNUAL TOTAL RETURNS
                As of December 31, 1996 (Most Recent Quarter End)



--------------------------------------------------------------------------------
                            CLASS A SHARES                CLASS B SHARES
INCEPTION                       4/10/87                       6/8/92
                          NAV            MOP            NAV           W/CDSC
--------------------------------------------------------------------------------
1 YEAR                   2.92%         (1.96)%         2.16%         (2.73)%
--------------------------------------------------------------------------------
5 YEARS                  7.08%          6.04%            --             --
--------------------------------------------------------------------------------
SINCE INCEPTION          7.75%          7.21%          6.35%          6.00%
--------------------------------------------------------------------------------

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception. If the adviser has not waived or borne certain Fund expenses, total returns would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                         JANUARY 31, 1997 (IN THOUSANDS)

MUNICIPAL BONDS - 100.1%                                      PAR            VALUE
-----------------------------------------------------------------------------------
EDUCATION - 14.0%
Education - 11.5%
State College Building Authority,
 Series 1994 A:
                        7.500%          05/01/08            $ 2,000         $ 2,390
                        7.500%          05/01/14              1,825           2,238
 Southeastern University,
 Series 1995 A,
                        5.750%          05/01/16              1,250           1,259
State Health & Educational
 Facilities Authority:
 Amherst College, Series E,
                        6.800%          11/01/21                500             538
 Berklee College of Music, Series C,
                        6.875%          10/01/21              1,000           1,086
 Community Colleges Program, Series A,
                        6.600%          10/01/22              1,250           1,284
 Harvard University, Series N,
                        6.250%          04/01/20              9,250          10,106
 Tufts University, Series 1988 D,
                        7.700%          08/01/08                400             428
 Worcester Polytechnic Institute, Series E:
                        6.625%          09/01/17                500             519
                        6.750%          09/01/11                500             536
State Industrial Finance Agency:
 Babson College,
  Series 1992 A,
                        6.375%          10/01/09              1,000           1,074
  Series 1997 A,
                        5.250%          10/01/27              2,000           1,822
 College of the Holy Cross,
                        5.500%          03/01/05              1,375           1,435
 Concord Academy,
  Series 1991,
                        6.900%          09/01/21                400             434
 Emerson College,
  Series 1991 A,
                        8.900%          01/01/18                500             549
 Phillips Academy,
  Series 1993,
                        5.375%          09/01/23              2,050           1,945

                      Investment Portfolio/January 31, 1997
-----------------------------------------------------------------------------------
 University of Massachusetts
  Building Authority,
  Series 1991 A,
                        7.200%          05/01/04             $  400         $   456
                                                                            -------
                                                                             28,099
                                                                            -------
 School District General Obligation - 0.4%
 Nauset Regional School District:
  Series A:
                        6.400%          06/15/09                220             233
                        6.400%          06/15/10                220             232
  Series B:
                        6.400%          09/15/09                260             276
                        6.400%          09/15/10                260             275
                                                                            -------
                                                                              1,016
                                                                            -------
 Student Loan - 2.1%
 New England Educational Loan Marketing
  Corp., Student Loan, Series 1993-A,
                        5.700%          07/01/05              5,000           5,069
                                                                            -------

-----------------------------------------------------------------------------------
 HEALTH - 12.4%
 Health Services - 1.5%
 State Industrial Finance Agency:
  Harvard Community Health Plan, Inc.,
  Series 1988 B,
                        8.125%          10/01/17                640             686
  Massachusetts Biomedical Research Corp.,
  Series 1989 A2:
                           (a)          08/01/08              2,000           1,045
                           (a)          08/01/10              4,000           1,820
                                                                            -------
                                                                              3,551
                                                                            -------
Hospitals - 6.7%
State Health & Educational
 Facilities Authority:
 Berkshire Health System, Series C,
                        6.000%          10/01/20              1,000             904
 Beth Israel Hospital, Series D,
                        7.800%          07/01/14                250             268
 Beverly Hospital, Series D,
                        7.300%          07/01/13              1,000           1,079
 Capital Asset Program, Series 1989 F,
                        7.300%          10/01/18                750             816
 Charlton Memorial Hospital, Series B:
                        7.250%          07/01/07                500             541
                        7.250%          07/01/13                500             541
 Children's Hospital, Series E,
                        6.200%          10/01/16              2,000           2,037

                      Investment Portfolio/January 31, 1997
-----------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                       PAR             VALUE
-----------------------------------------------------------------------------------
HEALTH - CONT
Hospitals - cont
 Dana Farber Cancer Institute:
  Series C,
                        6.650%          12/01/15             $  250         $   260
  Series 1995 G1,
                        5.500%          12/01/27              6,000           5,640
 Lowell General Hospital, Series 1991 A,
                        8.400%          06/01/11                500             582
 Medical Center of Central Mass., Series A,
                        7.000%          07/01/12              1,000           1,052
 Newton-Wellesley Hospital, Series 1997 G,
                        6.000%          07/01/12(b)           1,000           1,044
 Spaulding Rehabilitation Hospital, Series A,
                        7.625%          07/01/21                400             420
 University Hospital, Series C,
                        7.250%          07/01/19              1,000           1,090
                                                                            -------
                                                                             16,274
                                                                            -------
Intermediate Care Facilities - 0.1%
State Health & Educational
 Facilities Authority,
 Corp. for Independent Living,
                        8.100%          07/01/18                295             296
                                                                            -------
Nursing Homes - 4.1%
Boston,
 St. Joseph Nursing Care Center, Inc.
 Series 1990,
                        10.000%         01/01/20(c)             490             536
State Health & Educational
 Facilities Authority:
 Deutsches Altenheim, Inc., Series A,
                        7.700%          11/01/31                975           1,044
 Fairview Extended Care Service, Inc.,
  Series 1990-A,
                        10.250%         01/01/21                500             565
State Industrial Finance Agency:
 American Health Foundation Inc.,
 Series 1989,
                        10.125%         03/01/19              1,785           1,879
 Belmont Home Care,
 Series 1995 A,
                        9.270%          01/01/25              2,000           2,138
 GF/Massachusetts Inc.,
 Series 1994,
                        8.300%          07/01/23              2,475           2,478

                      Investment Portfolio/January 31, 1997
-----------------------------------------------------------------------------------
 HEALTH - CONT.
 Nursing Homes - cont.
  Seacoast Nursing Home,
  Series 1991,
                        9.625%          12/01/21             $1,260         $ 1,389
                                                                            -------
                                                                             10,029
                                                                            -------
-----------------------------------------------------------------------------------
 HOUSING - 8.8%
 Assisted Living/Senior - 0.5%
 State Industrial Finance Agency,
  Heights Crossing Ltd.,
  Series 1995,
                        6.000%          02/01/15              1,125           1,128
                                                                            -------
 Multi-Family - 5.1%
 Boston-Mount Pleasant
  Development Corp.,
  Section 8 Assisted, Series A,
                        6.750%          08/01/23              1,680           1,743
 Framingham Housing Authority,
  Beaver Terrace Apartments,
  Series 1991 A,
                        6.600%          08/20/16                655             670
 State Housing Finance Agency:
  Series 1988 A,
                        8.400%          08/01/21              1,210           1,267
  Series 1989 A,
                        7.600%          12/01/16                675             710
  Series 1990 A,
                        8.150%          02/01/29                135             143
  Series 1992 C,
                        6.875%          11/15/11              3,000           3,214
  Series 1994 A,
                        6.750%          07/01/28              4,500           4,719
                                                                            -------
                                                                             12,466
                                                                            -------
 Single-Family - 3.2%
 State Housing Finance Agency:
  Series 3,
                        7.875%          06/01/14                400             411
  Series 4,
                        7.375%          06/01/14                705             720
  Series 5,
                        8.375%          06/01/15                500             513
  Series 6,
                        8.100%          12/01/14                495             517
  Series 7,
                        8.100%          06/01/20                420             439
  Series 8,
                        7.700%          06/01/17                575             601

                      Investment Portfolio/January 31, 1997
-----------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                       PAR             VALUE
-----------------------------------------------------------------------------------
 HOUSING - CONT
 Single-Family - cont
  Series 9,
                        8.100%          12/01/21             $  500          $  527
  Series 12,
                        7.600%          12/01/13                250             261
  Series 13,
                        7.950%          06/01/23              1,420           1,516
  Series 18,
                        7.350%          12/01/16              1,000           1,055
  Series 1987 A,
                        9.000%          12/01/18                215             222
  Series 1987 B,
                        8.500%          08/01/20                 10              10
  Series 1988 B,
                        8.100%          08/01/23                455             476
  Series 1989 A:
                        8.200%          08/01/15                245             257
                        8.200%          08/01/27                330             346
                                                                             ------
                                                                              7,871
                                                                             ------

-----------------------------------------------------------------------------------
 OTHER - 8.9%
 Public Facilities Improvement - 0.8%
 PR Commonwealth of Puerto Rico,
  Public Buildings Authority, Series 1993-M,
  stepped coupon, (5.700% 07/01/98)
                        3.750%          07/01/16(d)           2,000           1,863
                                                                             ------

 Public Infrastructure - 0.0%
 State Industrial Finance Agency,
  Series 1987 G,
                        7.875%          05/01/07                100             100
                                                                             ------

 Refunded/Escrow/Special Obligations (e) - 8.1%
 Bay Transportation Authority,
  General Transportation System,
  Series 1990-B,
                        7.875%          03/01/21              4,000           4,570
 Boston Water & Sewer Commission,
  Series 1991 A,
                        7.000%          11/01/18              2,700           3,034
 Leominster,
                        7.500%          04/01/09              1,075           1,192
 Lynn,
                        7.850%          01/15/11              1,000           1,176
 Palmer,
  Series 1990 B,
                        7.700%          10/01/10              1,000           1,129

                      Investment Portfolio/January 31, 1997
-----------------------------------------------------------------------------------
 Southern Berkshire Regional
  School District,
                        7.000%          04/15/11             $  500         $   565
 State Health & Educational
  Facilities Authority:
  Carney Hospital, Series C,
                        7.750%          07/01/14                500             562
  Cooley Dickinson Hospital, Series A,
                        7.125%          11/15/18              1,885           2,158
  Framingham Union Hospital, Series B,
                        8.500%          07/01/20              1,000           1,144
  Mt. Auburn Hospital, Series 1988 A,
                        7.875%          07/01/18                250             268
  St. John's Hospital, Series 1990 B,
                        8.375%          12/01/20                500             578
  Winchester Hospital, Series C,
                        7.550%          07/01/11                500             569
 State Housing Finance Agency:
  Series A,
                        8.700%          05/15/14                230             250
  Series 1990,
                        9.000%          10/01/20                480             560
 State Industrial Finance Agency,
  Mary Ann Morse Nursing Home, Inc.,
  Series 1991 I,
                       10.000%          01/01/21                925           1,125
 University of Lowell Building
  Authority,
  Series 1987 A,
                        7.600%          11/01/11                200             210
 University of Massachusetts
  Building Authority,
  Series 1976 A,
                        7.500%          05/01/11                100             115
 Worcester,
                        6.900%          05/15/07                415             468
                                                                            -------
                                                                             19,673
                                                                            -------

-----------------------------------------------------------------------------------
 OTHER REVENUE - 1.2%
 Justice & Public Order - 0.5%
  Plymouth County Correctional Facility,
  Series A,
                        7.000%          04/01/22              1,000           1,092
                                                                            -------
 Manufacturing - 0.7%
 State Industrial Finance Agency,
  House of Bianchi Inc.,
                        8.750%          06/01/18              1,725           1,805
                                                                            -------

                      Investment Portfolio/January 31, 1997
-----------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                       PAR             VALUE
-----------------------------------------------------------------------------------
 RESOURCE RECOVERY - 1.3%
 Landfill - 1.0%
 State Industrial Finance Agency,
  Peabody Monofill Associates, Inc.,
  Series 1995,
                        9.000%          09/01/05             $2,205          $2,329
                                                                             ------
 Miscellaneous Disposal - 0.1%
 Boston Industrial Development
  Finance Authority,
  Jet-A-Way, Inc.,
                       10.500%          01/01/11                300             333
                                                                             ------
 Resource Recovery - 0.2%
 Agawam,
  Springfield Resource Recovery Project,
  Series 1986,
                        8.500%          12/01/08                500             520
                                                                             ------

-----------------------------------------------------------------------------------
 TAX-BACKED - 17.1%
 General Obligation - 17.1%
 Amherst,
  Series 1992,
                        6.500%          01/15/12                695             739
  Andover Old Town Hall,
  Series 1989,
                        7.700%          12/15/04              1,255           1,368
 Boston,
  Series 1992 A,
                        6.500%          07/01/12              4,340           4,666
 Fall River,
                        7.200%          06/01/10              1,250           1,405
 Groveland,
  Series 1991,
                        6.900%          06/15/08(f)             250             272
 Haverhill,
                        8.200%          08/15/09                935           1,016
 Holyoke:
  School Project Loan,
                        7.650%          08/01/09                500             544
  Series 1996 A,
                        6.000%          06/15/07              1,345           1,432
 Lowell,
                        8.400%          01/15/09              1,000           1,136
 Mansfield,
                        6.700%          01/15/11              1,000           1,080
 Milford,
  Series 1996,
                        5.000%          08/15/15              1,390           1,294

                      Investment Portfolio/January 31, 1997
-----------------------------------------------------------------------------------
Nantucket,
 Series 1991,
                        6.800%          12/01/11             $2,675          $2,932
Peabody:
                        6.900%          08/01/07                485             528
                        6.950%          08/01/08                500             544
State:
 Series B,
                        7.000%          07/01/09(f)           4,385           5,136
 Series 1991 B:
                        6.500%          08/01/11              1,140           1,250
                        6.500%          08/01/11                860             917
 Series 1991 C,
                        6.500%          08/01/11              1,250           1,333
 Series 1992 B,
                        6.500%          08/01/08              1,000           1,115
 Series 1996 A,
                        6.000%          11/01/06              1,000           1,078
Swansea:
 School Project Loan:
                        6.800%          01/15/09                250             264
                        6.800%          01/15/10                125             132
                        6.800%          01/15/11                210             222
Uxbridge,
 Series 1996,
                        5.400%          11/15/16              1,000             974
Weymouth,
 Series 1992:
                        6.700%          06/15/09                200             211
                        6.700%          06/15/10                200             211
                        6.700%          06/15/11                155             163
                        6.700%          06/15/12                140             147
Woburn,
                        7.200%          04/01/04                130             141
Worcester,
 Series C,
                        5.750%          10/01/13              1,000           1,018
PR Commonwealth of Puerto Rico
 Public Buildings Authority,
 Series 1993 M,
                        5.600%          07/01/08              2,500           2,628
PR Commonwealth of Puerto Rico,
 Series 1994,
                        6.500%          07/01/23              5,000           5,325

                      Investment Portfolio/January 31, 1997
-----------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                       PAR             VALUE
-----------------------------------------------------------------------------------
 TAX-BACKED - CONT
 GENERAL OBLIGATION - CONT
 Virgin Islands Public Finance
  Authority,
  Series 1992 A,
                        7.000%          10/01/02             $  250         $   271
                                                                            -------
                                                                             41,492
                                                                            -------
-----------------------------------------------------------------------------------
 TRANSPORTATION - 14.6%
 TRANSPORTATION - 9.4%
 Massachusetts Bay Transportation
  Authority:
  Series 1988,
                        7.750%          01/15/06                250             287
  Series 1991 A,
                        7.000%          03/01/21              1,500           1,764
  Series 1992 B,
                        6.200%          03/01/16              3,700           3,982
  Series 1994 A:
                        7.000%          03/01/10              5,000           5,819
                        7.000%          03/01/11(f)           4,270           5,001
                        7.000%          03/01/14              1,250           1,463
 State Port Authority,
  Series 1993 B,
                        5.000%          07/01/18              5,000           4,475
                                                                            -------
                                                                             22,791
                                                                            -------
 TURNPIKE/TOLL ROAD/BRIDGE - 5.2%
 PR Commonwealth of Puerto Rico
  Highway & Transportation Authority:
  Series W,
                        5.500%          07/01/09                660             678
  Series 1996 Z,
                        6.250%          07/01/05(f)           5,500           6,071
  State Highway Improvement Loan Act,
  Series 1992 A,
                        6.000%          06/01/13              1,500           1,532
 State Turnpike Authority,
  Series 1993 A,
                        5.000%          01/01/20              5,000           4,512
                                                                            -------
                                                                             12,793
                                                                            -------
-----------------------------------------------------------------------------------
 UTILITY - 21.8%
 INVESTOR OWNED - 0.6%
 State Industrial Finance Agency,
  Nantucket Electric Co.,
  Series 1996 A,
                        6.750%          07/01/05              1,400           1,565
                                                                            -------

                      Investment Portfolio/January 31, 1997
-----------------------------------------------------------------------------------
JOINT POWER AUTHORITY - 4.8%
State Municipal Wholesale
 Electric Co.:
 Series 1994 A,
                        5.000%          07/01/17             $5,000         $ 4,531
 Series 1994 A, RIB, (variable rate)
                        6.383%          07/01/16              4,000           3,330
 Series 1994 B:
                        4.750%          07/01/10              2,000           1,853
                        4.750%          07/01/11              2,000           1,840
                                                                            -------
                                                                             11,554
                                                                            -------
MUNICIPAL ELECTRIC - 1.5%
PR Commonwealth of Puerto Rico
 Electric Power Authority:
 Series 1989 O,
                        5.000%          07/01/12              2,000           1,850
 Series 1995 Y,
                        7.000%          07/01/07              1,500           1,759
                                                                            -------
                                                                              3,609
                                                                            -------
WATER & SEWER - 14.9%
Boston Water & Sewer
 Commission:
 Series 1992 A,
                        5.750%          11/01/13              1,000           1,021
 Series 1993 A,
                        5.250%          11/01/19              4,750           4,447
Essex Sewer District,
 Series 1996 A,
                        5.250%          06/15/18              2,000           1,910
State Industrial Finance Agency,
 Massachusetts Environmental Services,
 Series 1994 A,
                        8.750%          11/01/21              2,970           2,911
State Water Pollution Abatement Trust,
 Massachusetts Water Resources Authority,
 Series 1992 A:
                        6.500%          07/15/09              2,000           2,240
                        6.500%          07/15/19              5,000           5,475
 Series 1993 B,
                        5.500%          03/01/17              1,000             971
 Series 1993 C:
                        5.250%          12/01/15              2,750           2,626
                        5.250%          12/01/15              1,000             983
                        5.250%          12/01/20              5,025           4,648
 Series 1995 A,
                        5.000%          08/01/14              1,500           1,401

                      Investment Portfolio/January 31, 1997
-----------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                       PAR             VALUE
-----------------------------------------------------------------------------------
 UTILITY - CONT
 Water & Sewer - Cont
  Series 1995 B,
                        6.250%          12/01/13             $5,000        $  5,525
  Series 1996 A,
                        6.000%          02/01/06              1,000           1,071
 PR Commonwealth of Puerto Rico
  Aqueduct & Sewer Authority,
  Series 1995,
                        6.250%          07/01/13              1,000           1,084
                                                                           --------
                                                                             36,313
                                                                           --------

TOTAL INVESTMENTS (cost of $228,246)(g)                                     243,631
                                                                           --------

-----------------------------------------------------------------------------------
SHORT - TERM OBLIGATIONS - 1.6%
-----------------------------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES (h)
 Farmington Hills Hospital
  Finance Authority,
  Botsford General Hospital, Series 1991 B,
                        3.700%          02/15/16                800             800
 Irvine Ranch Water District,
                        3.600%          01/01/21              1,400           1,400
 Newport Beach Hoag Hospital,
                        3.650%          10/01/22                400             400
 Niagara Mohawk Series 1985-A,
                        3.750%          07/01/15              1,200           1,200
 Perry County,
  Leaf River Forest Project,
                        3.650%          03/01/02                200             200
                                                                           --------

TOTAL SHORT - TERM OBLIGATIONS                                                4,000
                                                                           --------

OTHER ASSETS & LIABILITIES, NET - (1.7)%                                     (4,267)
-----------------------------------------------------------------------------------

NET ASSETS - 100%                                                          $243,364
                                                                           --------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a)      Zero coupon bond.

(b) This security has been purchased on a delayed delivery basis for settlement at a later date beyond the customary settlement time.

(c) This is a restricted security which was acquired on April 2, 1990 at a cost of $490. This security represents 0.2% of the Fund's net assets as of January 31, 1997.

(d) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------

(e) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(f) These securities, or a portion thereof, with a total market value of $12,406, are being used to collateralize open futures contracts.

(g)      Cost for federal income tax purposes is the same.

(h) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1997.



Short futures contracts open at January 31, 1997:

                    Par value                                       Unrealized
                    covered by          Expiration                 appreciation
    Type            contracts              month                    at 1/31/97
--------------------------------------------------------------------------------
Treasury Bond        $10,000               March                        136


              Acronym                             Name
          ----------------            ----------------------------
                RIB                      Residual Interest Bond






See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1997

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $228,246)                     $ 243,631
Short-term obligations                                       4,000
                                                         ---------
                                                           247,631
Receivable for:
  Interest                                       $3,233
  Fund shares sold                                   84
  Other                                              32      3,349
                                                 ------  ---------
    Total Assets                                           250,980

LIABILITIES
Payable for:
  Fund shares repurchased                         4,340
  Investments purchased                           2,081
  Distributions                                   1,072
  Variation margin on futures                        88
Payable to Adviser                                   20
Accrued:
  Deferred Trustees fees                              3
  Other                                              12
                                                 ------
    Total Liabilities                                        7,616
                                                         ---------

NET ASSETS                                               $ 243,364
                                                         ---------

Net asset value & redemption price per share -
Class A ($184,221/23,587)                                $    7.81
                                                         ---------
Maximum offering price per share - Class A
($7.81/0.9525)                                           $    8.20(a)
                                                         ---------
Net asset value & offering price per share -
Class B ($59,143/7,574)                                  $    7.81(b)
                                                         ---------

COMPOSITION OF NET ASSETS
Capital paid in                                           $230,061
Undistributed net investment income                            169
Accumulated net realized loss                               (2,387)
Net unrealized appreciation on:
   Investments                                              15,385
   Open futures contracts                                      136
                                                         ---------
                                                         $ 243,364
                                                         ---------

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1997

(in thousands)

INVESTMENT INCOME
Interest                                                   $ 15,573

EXPENSES
Management fee                                   $ 1,285
Service fee                                          366
Distribution fee - Class B                           438
Transfer agent                                       396
Bookkeeping fee                                       97
Trustees fee                                          25
Custodian fee                                          8
Audit fee                                             28
Legal fee                                              4
Registration fee                                       9
Reports to shareholders                               14
Other                                                 20
                                                 -------
                                                   2,690
Fees waived by the Adviser                            (6)     2,684
                                                 -------   --------
         Net Investment Income                               12,889
                                                           --------


NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                        3,693
Closed futures contracts                             (50)
                                                 -------
Net Realized Gain
Net unrealized appreciation (depreciation)                    3,643
 during the period on:
Investments                                      (11,627)
Open futures contracts                               129
                                                 -------

     Net Unrealized Loss                                    (11,498)
                                                           --------
          Net Loss                                           (7,855)
                                                           --------
Net Increase in Net Assets from Operations                 $  5,034
                                                           --------

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS



(in thousands)                                       Year ended January 31
                                                   -------------------------
INCREASE (DECREASE) IN NET ASSETS                     1997            1996
Operations:
Net investment income                              $  12,889       $  13,964
Net realized gain (loss)                               3,643          (1,354)
Net unrealized appreciation (depreciation)           (11,498)         23,521
                                                   ---------       ---------
    Net Increase from Operations                       5,034          36,131
Distributions:
From net investment income - Class A                 (10,187)        (11,196)
From net investment income - Class B                  (2,652)         (2,783)
                                                   ---------       ---------
                                                      (7,805)         22,152
                                                   ---------       ---------
Fund Share Transactions:
Receipts for shares sold - Class A                    13,570          20,583
Value of distributions reinvested - Class A            5,460           6,014
Cost of shares repurchased - Class A                 (36,490)        (29,356)
                                                   ---------       ---------
                                                     (17,460)         (2,759)
                                                   ---------       ---------
Receipts for shares sold - Class B                     7,193           8,695
Value of distributions reinvested - Class B            1,553           1,601
Cost of shares repurchased - Class B                  (8,527)         (8,555)
                                                   ---------       ---------
                                                         219           1,741
                                                   ---------       ---------
    Net Decrease from Fund Share
      Transactions                                   (17,241)         (1,018)
                                                   ---------       ---------
        Total Increase (Decrease)                    (25,046)         21,134

NET ASSETS
Beginning of period                                  268,410         247,276
                                                   ---------       ---------
End of period (including undistributed
 net investment income of $169 and $34,
 respectively)                                     $ 243,364       $ 268,410
                                                   ---------       ---------

NUMBER OF FUND SHARES
Sold - Class A                                         1,752           2,677
Issued for distributions reinvested - Class A            700             780
Repurchased - Class A                                 (4,701)         (3,796)
                                                   ---------       ---------
                                                      (2,249)           (339)
                                                   ---------       ---------
Sold - Class B                                           929           1,132
Issued for distributions reinvested - Class B            201             208
Repurchased - Class B                                 (1,098)         (1,106)
                                                   ---------       ---------
                                                          32             234
                                                   ---------       ---------


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1997

NOTE 1. ACCOUNTING POLICIES
 ................................................................................

ORGANIZATION: Colonial Massachusetts Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Massachusetts state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

                 Notes to Financial Statements/January 31, 1997
--------------------------------------------------------------------------------

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro rata portion of the combined average net assets of Trust V as follows:

             Average Net Assets      Annual Fee Rate
             ------------------      ---------------
             First $1 billion             0.55%
             Next $1 billion              0.50%
             Over $2 billion              0.45%

                 Notes to Financial Statements/January 31, 1997
--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
 ................................................................................

Effective January 1, 1996, the above management fee applicable to the Trust was reduced based on the following schedule for the first $1 billion in combined average net assets:

                                      Cumulative Annualized
             Effective Date                 Reduction
          --------------------        ---------------------
          January 1, 1996                    0.0125%
          April 1, 1996                      0.0250%
          July 1, 1996                       0.0375%
          October 1, 1996                    0.0500%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended January 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $33,214 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $220,969 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                    Valuation of shares                   Annual
                 outstanding on the 20th of                Fee
                each month which were issued               Rate
                ----------------------------               ----
                 Prior to November 30, 1994                0.10%
                On or after December 1, 1994               0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

                 Notes to Financial Statements/January 31, 1997
--------------------------------------------------------------------------------

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
 ................................................................................
INVESTMENT ACTIVITY: During the year ended January 31, 1997, purchases and sales of investments, other than short-term obligations were $70,385,136 and $84,525,904, respectively.

Unrealized appreciation (depreciation) at January 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

          Gross unrealized appreciation             $    15,762,815
          Gross unrealized depreciation                    (377,873)
                                                    ---------------
                  Net unrealized appreciation       $    15,384,942
                                                    ---------------

Capital loss carryforwards: At January 31, 1997, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                           Year of             Capital loss
                          expiration           carryforward
                          ----------           ------------
                             2004               $  897,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

                 Notes to Financial Statements/January 31, 1997
--------------------------------------------------------------------------------
NOTE 3. PORTFOLIO INFORMATION - CONT.
 ................................................................................
OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1997.

                              FINANCIAL HIGHLIGHTS

      Selected data for a share of each class outstanding throughout each period are as follows:


                                          Year ended                   Year ended
                                          January 31                   January 31
                                  -------------------------      -----------------------
                                             1997                         1996
                                   Class A         Class B       Class A         Class B
                                  ----------       --------      --------       --------
   Net asset value -
   Beginning of period            $    8.040       $  8.040      $  7.390       $  7.390
                                  ----------       --------      --------       --------

INCOME FROM
  INVESTMENT OPERATIONS:
Net investment
 income(a)                             0.416          0.357         0.424          0.367
Net realized and
unrealized gain (loss)                (0.235)        (0.235)        0.650          0.650
                                  ----------       --------      --------       --------
   Total from Investment
      Operations                       0.181          0.122         1.074          1.017
                                  ----------       --------      --------       --------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net
  investment income                   (0.411)        (0.352)       (0.424)        (0.367)
                                  ----------       --------      --------       --------
Net asset value -
   End of period                  $    7.810       $  7.810      $  8.040       $  8.040
                                  ==========       ========      ========       ========
Total return(b)(c)                      2.43%          1.66%        14.90%         14.05%
                                  ==========       ========      ========       ========

RATIOS TO AVERAGE NET ASSETS
Expenses                                0.89%(e)       1.64%(e)      0.85%(e)       1.60%(e)
Net investment income                   5.32%(e)       4.57%(e)      5.49%(e)       4.74%(e)
Fees and expenses waived
   or borne by the
   Adviser                              0.00%          0.00%         0.06%          0.06%
Portfolio turnover                        29%            29%           21%            21%
Net assets at end
of period (000)                   $  184,232       $ 59,146      $207,759       $ 60,651

(a)      Net of fees and expenses waived or
         borne by the Adviser which
         amounted to              $       --       $     --      $  0.005       $  0.005
(b)      Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)      Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)      Not annualized.
(e)      The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                        Year ended January 31
                                    ---------------------------------------------------------------
                                               1995                                1994
                                     Class A         Class B            Class A             Class B
                                    ---------        -------            --------            -------
Net asset value -
   Beginning of period              $   8.130        $ 8.130            $  7.700            $ 7.700
                                    ---------        -------            --------            -------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income(a)                0.444          0.388               0.453              0.395
Net realized and
unrealized gain (loss)                 (0.738)        (0.738)              0.439              0.439
                                    ---------        -------            --------            -------
   Total from Investment
      Operations                       (0.294)        (0.350)              0.892              0.834
                                    ---------        -------            --------            -------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net
  investment income                    (0.446)        (0.390)             (0.462)            (0.404)
In excess of net
  investment income                        --             --                  --                  --
From net realized gains                    --             --                  --                  --
In excess of net
  realized gains                           --             --                  --                  --
                                    ---------        -------            --------            -------
   Total from Distributions
   Declared to Shareholders            (0.446)        (0.390)             (0.462)            (0.404)
                                    ---------        -------            --------            -------
Net asset value -
   End of period                    $   7.390        $ 7.390            $  8.130            $ 8.130
                                    =========        =======            ========            =======
Total return(c)(d)                      (3.49%)        (4.21%)             11.86%             11.05%
                                    =========        =======            ========            =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                 0.72%          1.47%               0.64%              1.39%
Net investment income                    5.93%          5.18%               5.68%              4.93%
Fees and expenses waived
   or borne by the Adviser               0.12%          0.12%               0.21%              0.21%
Portfolio turnover                         58%            58%                  7%                 7%
Net assets at end
of period (000)                     $ 193,303        $53,973            $225,636            $51,819

(a)      Net of fees and expenses waived or
         borne by the Adviser which
         amounted to                $   0.009        $ 0.009            $  0.016            $ 0.016
(b)      Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(c)      Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)      Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)      Not annualized.
(f)      Annualized.

                               Period ended
 Year ended January 31          January 31
=======================         ==========
          1993                     1992
Class A         Class B(b)       Class A
--------        -------          --------
$  7.420        $ 7.450          $  7.120
--------        -------          --------


   0.481          0.272             0.505

   0.301          0.275             0.295
--------        -------          --------

   0.782          0.547             0.800
--------        -------          --------



  (0.479)        (0.274)           (0.500)

  (0.002)        (0.002)               --

  (0.021)        (0.021)               --
--------        -------          --------

  (0.502)        (0.297)           (0.500)
--------        -------          --------

$  7.700        $ 7.700          $  7.420
========        =======          ========
   10.87%          1.11(e)          11.61%
========        =======          ========


    0.54%          1.29(f)           0.46%
    6.38%          5.63(f)           6.89%

    0.33%          0.33%             0.43%
       7%             7%               14%

$186,526        $17,282          $145,957


$  0.025        $ 0.016          $  0.032

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
  COLONIAL MASSACHUSETTS TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Massachusetts Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP
Boston, Massachusetts
March 12, 1997

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAs: Choose from a broad range of retirement plans, including IRAs.



* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Investors who purchase Class B or D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Massachusetts Tax-Exempt Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Massachusetts Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Massachusetts Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.

[COLONIAL MUTAL FUNDS LOGO]

Mutual Funds for
Planned Portfolios


ROBERT J. BIRNBAUM

Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS

Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

WILLIAM D. IRELAND, JR.

Retired (formerly Chairman of the Board, Bank of New England - Worcester)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER

Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Dean, Boston College School of Management

GEORGE L. SHINN

Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN

Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.

Chairman of the Board, Reed & Barton Corporation


            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            MA-02/392D-0197 M (3/97)